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November 15, 2000
 FUND PROFILE
T. ROWE PRICE
Tax-EfficientMulti-Cap Growth Fund

 A fund seeking to maximize after-tax capital appreciation through investments primarily in mid- and small-cap growth companies.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
(T. ROWE PRICE RAM LOGO)
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.


 What is the fund's principal investment strategy?


   We will invest primarily in the common stocks of mid-size and, to a lesser extent, small companies that we consider capable of delivering superior earnings growth over the long-term. We define mid-cap companies as those whose market capitalization (share price multiplied by shares outstanding) falls within the range of companies in the Russell Mid-Cap Growth Index at the time of purchase. The fund also will have the flexibility to purchase some larger companies. The fund expects to have significant investments in technology companies.

   Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Generally, we use a growth approach to stock selection, looking for companies with one or more of the following characteristics: a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate are also considered. Most holdings are expected to have relatively low dividend yield.

   In an effort to achieve the fund's goal of minimizing taxable distributions, we will strive to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when we believe the risk of holding a security outweighs tax considerations. When gains are taken, we will attempt to offset them with losses from other securities.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also,
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FUND PROFILE
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   since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

   Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.


   Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term, they may succumb to intense competition, or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that fall short, or fail to materialize, can result in sharp declines in their stock prices. This is true even in a generally rising stock market environment.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   There is no guarantee the fund's attempts to manage its portfolio in a tax-efficient manner will be successful.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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FUND PROFILE
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 How can I tell if the fund is appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock investing. If you can accept the greater risk of investing in mid-cap and technology companies, and to a lesser extent, small-cap growth companies in an effort to achieve superior capital appreciation, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund is intended for investors seeking to minimize taxable distributions, but can also be appropriate in tax-deferred accounts, such as IRAs.


   . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   Because the fund commenced operations in 2000, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one calendar year.


 What fees or expenses will I pay?

   The fund is 100% no load. However, the fund charges a 1.00% redemption fee, payable to the fund, on shares held less than two years. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.



 Table 1  Fees and Expenses of the Fund
          Shareholder fees (fees paid directly from your investment)
  Redemption fee (for shares held less than two      1.00%
  years)                Annual fund operating expenses
                (expenses that are deducted from fund assets)

 ------------------------------------------------------------------------------
  Management fee                                               0.67%
  Other expenses                                               0.75%/a/
  Total annual fund operating expenses                         1.42%
  Fee waiver/reimbursement                                     0.17%/b/
  Net expenses                                                 1.25%/b/
 ------------------------------------------------------------------------------




 /a/       Other expenses are estimated.

 /b/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price has contractually obligated itself to waive fees and bear any expenses through February 28, 2002, that would cause the ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after February 28, 2004, or if it would result in the expense ratio exceeding 1.25%.
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FUND PROFILE
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   Example.  The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

          1 year                    3 years
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
           $228                      $415
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




 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Donald J. Peters manages the fund day-to-day and was appointed chairman of its Investment Advisory Committee at its inception in 2000. He has been managing investments since joining T. Rowe Price in 1993.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.
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FUND PROFILE
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 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
(LOGO)
 F136-035
 T. Rowe Price Investment Services, Inc., Distributor